146 STKP

                         SUPPLEMENT DATED APRIL 30, 1998
                              TO THE PROSPECTUS OF
                FRANKLIN U.S. GOVERNMENT AGENCY MONEY MARKET FUND
                             DATED NOVEMBER 1, 1997



The prospectus is amended to replace the last paragraph under "How is the Trust Organized?" with the following:

As of April 3, 1998, no shareholder owned of record and beneficially more than 25% of the outstanding shares of the Fund.